EXHIBIT 99.2
                                 ------------

                Computational Materials and/or ABS Term Sheet.

CWHL_05-7 1A2

Closing Date 20050127
Prepay:  20 CPR
Default:  0 CDR, Loss Severity:  0%, Lag:  0 months
Run To CALL
LIBOR_1MO=2.544375 LIBOR_6MO=2.91 COFI_11=2.025

Period         Date         1A2 Interest     1A2 Principal      1A2 Balance
Total                       3,553,591.77     30,677,000.00

0           Jan27,2005              0.00              0.00    30,677,000.00
1           Feb25,2005         72,761.60        588,024.06    30,088,975.94
2           Mar25,2005         68,905.84        593,634.48    29,495,341.46
3           Apr25,2005         74,783.49        582,697.67    28,912,643.79
4           May25,2005         70,941.39        571,962.36    28,340,681.44
5           Jun25,2005         71,855.93        561,424.82    27,779,256.62
6           Jul25,2005         68,160.46        551,081.43    27,228,175.19
7           Aug25,2005         69,035.24        540,928.60    26,687,246.59
8           Sep25,2005         67,663.75        530,962.82    26,156,283.77
9           Oct25,2005         64,178.26        521,180.64    25,635,103.13
10          Nov25,2005         64,996.11        511,578.68    25,123,524.45
11          Dec25,2005         61,644.23        502,153.63    24,621,370.82
12          Jan25,2006         62,425.86        492,902.22    24,128,468.61
13          Feb25,2006         61,176.14        483,821.25    23,644,647.36
14          Mar25,2006         54,147.88        474,907.58    23,169,739.78
15          Apr25,2006         58,745.35        466,158.13    22,703,581.65
16          May25,2006         55,706.55        457,569.88    22,246,011.76
17          Jun25,2006         56,403.30        449,139.86    21,796,871.90
18          Jul25,2006         53,481.80        440,865.14    21,356,006.76
19          Aug25,2006         54,146.75        432,742.88    20,923,263.88
20          Sep25,2006         53,049.56        424,770.25    20,498,493.63
21          Oct25,2006         50,296.04        416,944.51    20,081,549.12
22          Nov25,2006         50,915.44        409,262.95    19,672,286.17
23          Dec25,2006         48,268.82        401,722.90    19,270,563.27
24          Jan25,2007         48,859.24        394,321.77    18,876,241.49
25          Feb25,2007         47,859.47        387,057.00    18,489,184.50
26          Mar25,2007         42,341.52        379,926.06    18,109,258.43
27          Apr25,2007         45,914.83        372,926.51    17,736,331.93
28          May25,2007         43,518.68        366,055.91    17,370,276.02
29          Jun25,2007         44,041.19        359,311.89    17,010,964.13
30          Jul25,2007         41,738.88        352,692.12    16,658,272.02
31          Aug25,2007         42,235.95        346,194.30    16,312,077.71
32          Sep25,2007         41,358.20        339,816.20    15,972,261.51
33          Oct25,2007         39,190.27        333,555.61    15,638,705.90
34          Nov25,2007         39,650.91        327,410.36    15,311,295.54
35          Dec25,2007         37,568.50        321,378.32    14,989,917.22
36          Jan25,2008         38,005.95        315,457.42    14,674,459.80
37          Feb25,2008         37,206.12        309,645.60    14,364,814.21
38          Mar25,2008         34,071.29        303,940.85    14,060,873.36
39          Apr25,2008         35,650.42        259,050.08    13,801,823.28
40          May25,2008         33,864.79        254,277.48    13,547,545.80
41          Jun25,2008         34,348.91        249,592.81    13,297,952.99
42          Jul25,2008         32,628.47        244,994.44    13,052,958.55
43          Aug25,2008         33,094.92        240,480.79    12,812,477.76
44          Sep25,2008         32,485.19        236,050.30    12,576,427.46
45          Oct25,2008         30,858.10        231,701.44    12,344,726.02
46          Nov25,2008         31,299.24        227,432.69    12,117,293.33
47          Dec25,2008         29,731.55        223,242.59    11,894,050.74
48          Jan25,2009         30,156.58        219,129.69    11,674,921.05
49          Feb25,2009         29,600.99        215,092.56    11,459,828.49
50          Mar25,2009         26,243.80        211,129.81    11,248,698.68
51          Apr25,2009         28,520.33        207,240.06    11,041,458.62
52          May25,2009         27,091.83        203,421.98    10,838,036.64
53          Jun25,2009         27,479.13        199,674.24    10,638,362.39
54          Jul25,2009         26,102.77        195,995.55    10,442,366.84
55          Aug25,2009         26,475.93        192,384.63    10,249,982.21
56          Sep25,2009         25,988.15        188,840.24    10,061,141.97
57          Oct25,2009         24,686.48        185,361.15     9,875,780.82
58          Nov25,2009         25,039.39        181,946.15     9,693,834.67
59          Dec25,2009         23,785.24        178,594.07     9,515,240.59
60          Jan25,2010         24,125.26        175,303.75     9,339,936.84
61          Feb25,2010         23,680.79        172,074.05     9,167,862.79
62          Mar25,2010         20,995.04        168,903.85     8,998,958.95
63          Apr25,2010         22,816.27        165,792.05     8,833,166.90
64          May25,2010         21,673.46        162,737.59     8,670,429.31
65          Jun25,2010         21,983.30        159,739.40     8,510,689.91
66          Jul25,2010         20,882.22        156,796.44     8,353,893.47
67          Aug25,2010         21,180.75        153,907.71     8,199,985.77
68          Sep25,2010         20,790.52        151,072.19     8,048,913.57
69          Oct25,2010         19,749.18        148,288.92     7,900,624.65
70          Nov25,2010         20,031.51        145,556.92     7,755,067.73
71          Dec25,2010         19,028.19        142,875.26     7,612,192.47
72          Jan25,2011         19,300.21        140,243.00     7,471,949.47
73          Feb25,2011         18,944.63        137,659.24     7,334,290.24
74          Mar25,2011         16,796.03        135,123.08     7,199,167.16
75          Apr25,2011         18,253.01        132,633.64     7,066,533.52
76          May25,2011         17,338.77        130,190.07     6,936,343.45
77          Jun25,2011         17,586.64        127,791.52     6,808,551.93
78          Jul25,2011         16,705.78        125,437.15     6,683,114.78
79          Aug25,2011         16,944.60        123,126.17     6,559,988.61
80          Sep25,2011         16,632.42        120,857.75     6,439,130.86
81          Oct25,2011         15,799.35        118,631.14     6,320,499.72
82          Nov25,2011         16,025.21        116,445.54     6,204,054.19
83          Dec25,2011         15,222.55        114,300.21     6,089,753.98
84          Jan25,2012         15,440.17        112,194.40     5,977,559.58
85          Feb25,2012         15,155.71        110,127.39     5,867,432.19
86          Mar25,2012         13,916.71        108,098.46     5,759,333.73
87          Apr25,2012         14,602.41        106,106.91     5,653,226.81
88          May25,2012         13,871.02        104,152.06     5,549,074.76
89          Jun25,2012         14,069.31        102,233.21     5,446,841.55
90          Jul25,2012         13,364.62        100,349.72     5,346,491.82
91          Aug25,2012         13,555.68         98,500.93     5,247,990.89
92          Sep25,2012         13,305.93         96,686.20     5,151,304.69
93          Oct25,2012         12,639.48         94,904.91     5,056,399.78
94          Nov25,2012         12,820.17         93,156.43     4,963,243.35
95          Dec25,2012         12,178.04         91,440.17     4,871,803.18
96          Jan25,2013         12,352.14         89,755.52     4,782,047.66
97          Feb25,2013         12,124.57         88,101.91     4,693,945.75
98          Mar25,2013         10,749.46         86,478.77     4,607,466.98
99          Apr25,2013         11,681.93         84,885.53     4,522,581.45
100         May25,2013         11,096.81         83,321.64     4,439,259.81
101         Jun25,2013         11,255.45         81,786.57     4,357,473.24
102         Jul25,2013         10,691.70         80,279.78     4,277,193.46
103         Aug25,2013         10,844.54         78,800.75     4,198,392.71
104         Sep25,2013         10,644.75         77,348.96     4,121,043.75
105         Oct25,2013         10,111.58         75,923.93     4,045,119.82
106         Nov25,2013         10,256.13         74,525.14     3,970,594.68
107         Dec25,2013          9,742.43         73,152.13     3,897,442.55
108         Jan25,2014          9,881.71         71,804.42     3,825,638.13
109         Feb25,2014          9,699.65         70,481.53     3,755,156.60
110         Mar25,2014          8,599.57         69,183.02     3,685,973.59
111         Apr25,2014          9,345.54         67,908.42     3,618,065.16
112         May25,2014          8,877.45         66,657.32     3,551,407.85
113         Jun25,2014          9,004.36         65,429.26     3,485,978.59
114         Jul25,2014          8,553.36         64,223.82     3,421,754.77
115         Aug25,2014          8,675.63         63,040.60     3,358,714.17
116         Sep25,2014          8,515.80         61,879.17     3,296,835.00
117         Oct25,2014          8,089.27         60,739.14     3,236,095.86
118         Nov25,2014          8,204.91         59,624.14     3,176,471.72
119         Dec25,2014          7,793.94         58,549.26     3,117,922.46
120         Jan25,2015          7,905.29         57,725.84     3,060,196.62
121         Feb25,2015          7,758.93         63,841.55     2,996,355.07
122         Mar25,2015          6,861.86         62,757.44     2,933,597.63
123         Apr25,2015          7,437.94         61,490.35     2,872,107.28
124         May25,2015          7,047.13      2,872,107.28             0.00



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